UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 3, 2012

VHGI HOLDINGS, INC.
(Exact name of Company as specified in its charter)
Delaware	000-17520	75-2276137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 North Court Street Sullivan, Indiana	47882
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:	(812) 268-5459

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 3, 2012, VHGI Holdings, Inc. (“VHGI”) filed an amendment to its Amended and Restated Certificate of Incorporation, increasing the authorized capital stock of VHGI from 110,000,000 to 260,000,000 shares of capital stock consisting of 250,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Also effective December 3, 2012, VHGI filed a Certificate of Designations, Preferences, Rights and Limitations designating 500,000 shares of a new Series D Convertible Preferred Stock.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation
4.1	Certificate of Designations, Preferences, Rights and Limitations of Series D Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VHGI HOLDINGS, INC.
(Company)

Date	December 7, 2012
By:		/s/ Michael E. Fasci
Name:		Michael E. Fasci
Title:		Chief Financial Officer